                       THE LATIN AMERICAN DISCOVERY FUND, INC.
--------------------------------------------------------------------------------

DIRECTORS AND OFFICERS

Barton M. Biggs               William G. Morton, Jr.
CHAIRMAN OF THE BOARD         DIRECTOR
OF DIRECTORS

Michael F. Klein              Stefanie V. Chang
PRESIDENT AND DIRECTOR        VICE PRESIDENT

Peter J. Chase                Harold J. Schaaff, Jr.
DIRECTOR                      VICE PRESIDENT

John W. Croghan               Joseph P. Stadler
DIRECTOR                      VICE PRESIDENT

David B. Gill                 Valerie Y. Lewis
DIRECTOR                      SECRETARY

Graham E. Jones               Joanna M. Haigney
DIRECTOR                      TREASURER

John A. Levin                 Belinda A. Brady
DIRECTOR                      ASSISTANT TREASURER


--------------------------------------------------------------------------------

INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------------------------------

U.S. ADMINISTRATOR

The Chase Manhattan Bank
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------------------------------

CUSTODIANS

Morgan Stanley Trust Company
One Pierrepont Plaza
Brooklyn, New York 11201

The Chase Manhattan Bank
3 Chase MetroTech Center
Brooklyn, New York 11245
--------------------------------------------------------------------------------

SHAREHOLDER SERVICING AGENT

Boston Equiserve
Investor Relations Department
P.O. Box 644
Boston, Massachusetts 02102-0644
(800) 730-6001
--------------------------------------------------------------------------------

LEGAL COUNSEL

Rogers & Wells LLP
200 Park Avenue
New York, New York 10166
--------------------------------------------------------------------------------

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036
--------------------------------------------------------------------------------

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.


--------------------------------------------------------------------------------

                                  THE LATIN AMERICAN
                                      DISCOVERY
                                      FUND, INC.

--------------------------------------------------------------------------------





                                   ANNUAL REPORT
                                 DECEMBER 31, 1997
                        MORGAN STANLEY ASSET MANAGEMENT INC.
                                 INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

For the year ended December 31, 1997, The Latin American Discovery Fund, Inc. (the "Fund") had a total return, based on net asset value per share, of 43.06% compared with 31.66% for the Morgan Stanley Capital International Emerging Markets Global Latin America Index (the "Index"). For the period since commencement of operations on June 23, 1992 through December 31, 1997, the Fund's total return, based on net asset value per share, was 171.89% compared with 99.05% for the Index. On December 31, 1997, the closing price of the Fund's shares on the New York Stock Exchange was $17.94 representing a 11.8% discount to the net asset value per share.

The continuation of the Asian crisis and its contagion throughout the emerging markets resulted in poor performance across all the Latin markets. The Portfolio declined 8.3% versus a fall of 10.7% for the Index during the quarter. The largest contributors to the Fund's outperformance relative to its benchmark were strong stock selection in Mexico, where we are focusing on the consumer related companies, and increasing our Brazil exposure to an overweight position at November month-end such that we were able to take full advantage of the December rally.

The Brazilian stock market fell 15.1% during the quarter, with most of the decline occurring during the first half of the quarter. Brazil was particularly vulnerable to the contagion as it follows a fixed exchange rate regime and has both a large current account and fiscal deficit. Additionally, given that the Brazilian market had performed well prior to the Asian crisis, investors took profits as Brazil's risk premium increased.

Nevertheless, Brazil was able to pull away from its recent Asian focus and look to the strong U.S. market as well as its own good news to begin recouping its losses. The positive moves made by the authorities which supported the equity market included an aggressive, well thought out response to the crisis, including the doubling of interest rates and a significant tightening of fiscal policy. Even the Brazilian Congress lent a hand in building confidence. Not only was the fiscal package quickly passed with few amendments but, the Asian currency crisis provided the spur for action on the reform process. Since the eruption of the crisis in late-October, the Lower House has passed the administrative reform package, which allows government at all levels (federal, state, and city) to fire workers when payroll costs exceed 60% of total costs.

Mexico was the best performing market in this region, declining 3.6%. Mexico is less vulnerable to the Asian crisis, as most of its exports are sent to the U.S. Another positive for Mexico has been its economic strength, as its economy expanded 8.1% during the third quarter. Additionally, while the Mexican Peso was briefly under pressure as a result of a currency contagion from Asia, it was able to recover nicely with the aid of the central bank.

The Chilean market fell 18.3% as a result of commodity deflation. Given the woes in Asia, prices for copper, pulp and paper have fallen. As Chile's economic structure is dependent on commodity prices, the recent price cuts have negatively impacted Chile's economy and equity market.

In the other markets, none were immune to the Asian contagion. Argentina and Colombia fell 8.3% and 6.3%, respectively, in sympathy with the region. Venezuela fell 18.5% fueled by weakening oil prices.

Sincerely,

/s/ Michael F. Klein

Michael F. Klein
PRESIDENT AND DIRECTOR

/s/ Robert L. Meyer

Robert L. Meyer
PORTFOLIO MANAGER

/s/ Andy Skov

Andy Skov
PORTFOLIO MANAGER

January 1998

THE LATIN AMERICAN DISCOVERY FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------------------
HISTORICAL                                                                      TOTAL RETURN (%)
INFORMATION                                       -----------------------------------------------------------------------------
                                                    MARKET VALUE (1)       NET ASSET VALUE (2)                INDEX (3)
                                                  ----------------------   ----------------------        ----------------------
                                                                 AVERAGE                  AVERAGE                  AVERAGE
                                                  CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL    CUMULATIVE     ANNUAL
                                                  ----------     -------   ----------     -------   ----------     -------
                              ONE YEAR              49.08%       49.08%      43.06%       43.06%      31.66%       31.66%
                              FIVE YEAR            155.16+       20.60+     151.72+       20.28+     103.65        15.29
                              SINCE INCEPTION*     139.78+       17.15+     171.89+       19.84+      99.05        13.27

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.
---------------------------------------------------------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION


[CHART]


                                                          YEARS ENDED DECEMBER 31:
                                        1992*      1993      1994      1995      1996      1997
                                        -----      ----      ----      ----      ----      ----
Net Asset Value Per Share. . . . .    $ 15.23   $ 23.31   $ 17.16   $ 10.98   $ 14.77   $ 20.34
Market Value Per Share . . . . . .    $ 13.25   $ 27.13   $ 18.25   $  9.88   $ 12.50   $ 17.94
Premium/(Discount) . . . . . . . .      -13.0%     16.4%      6.4%    -10.0%    -15.4%    -11.8%
Income Dividends . . . . . . . . .          -         -   $  0.00#        -   $  0.16         -
Capital Gains Distributions. . . .          -         -   $  5.74   $  0.45   $  1.14   $  0.70
Fund Total Return (2). . . . . . .       8.01%    65.36%+   -0.14%   -27.61%+   47.19%    43.06%
Index Total Return (3) . . . . . .      -2.26%    52.29%    -3.69%   -13.53%    21.96%    31.66%


(1)  Assumes dividends and distributions, if any, were reinvested.
(2) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
(3) The Morgan Stanley Capital International Emerging Markets Global Latin America Index (MSCI EMG Latin America Index) is a broad based market cap weighted composite index covering at least 60% of markets in Mexico, Argentina, Brazil, Chile, Colombia, Peru and Venezuela, including dividends.
 *   The Fund commenced operations on June 23, 1992.
 #   Amount is less $0.01 per share.
 + This return excludes the effect of the rights issued in connection with the Rights Offerings.

THE LATIN AMERICAN DISCOVERY FUND, INC.
INVESTMENT SUMMARY AS OF DECEMBER 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

DIVERSIFICATION OF TOTAL INVESTMENTS

                                       [CHART]


                             Equity Securities         96.1%
                             Short-Term Investments     3.9%

--------------------------------------------------------------------------------

SECTORS (UNAUDITED)

                                       [CHART]

                    Banking                            10.3%
                    Beverages & Tobacco                 8.6%
                    Broadcasting & Publishing           7.1%
                    Energy Sources                      5.4%
                    Forest Products & Paper             4.0%
                    Merchandising                       4.7%
                    Metals -- Non-Ferrous               3.6%
                    Retail -- Major Department Stores   3.3%
                    Telecommunications                 36.8%
                    Utilities -- Electrical & Gas       5.5%
                    Other                              10.7%

--------------------------------------------------------------------------------

COUNTRY WEIGHTINGS

                                       [CHART]

                    Brazil                             44.5%
                    Mexico                             34.4%
                    Argentina                           8.4%
                    Chile                               5.4%
                    Venezuela                           1.8%
                    Peru                                1.7%
                    Colombia                            1.3%
                    Other                               2.5%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

                                                  Percent of
                                                  Net Assets
                                                  ----------
                    1. Telebras (Brazil)                11.8%
                    2. CRT (Brazil)                     11.3
                    3. Telmex (Mexico)                   7.3
                    4. FEMSA (Mexico)                    4.8
                    5. Kimberly (Argentina)              4.0
                    6. Televisa (Mexico)                 3.9
                    7. Petrobras (Mexico)                3.4
                    8. Soriana (Brazil)                  3.3
                    9. TV Azteca (Mexico)                3.3
                   10. Telfonica Argentina (Argentina)   3.0
                                                       -----
                                                        56.1%
                                                       -----
                                                       -----

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
STATEMENT OF NET ASSTES
--------------------------------------------------------------------------------
DECEMBER 31, 1997


                                                       VALUE
                                       SHARES          (000)
--------------------------------------------------------------------------------
COMMON STOCKS (97.2%)
(Unless otherwise noted)
--------------------------------------------------------------------------------
ARGENTINA (8.4%)
BANKING
     Banco del Suquia                    346,217     U.S.   $ 900
(a)  Banco Rio de La Plata ADR           178,865            2,504
                                                     ------------
                                                            3,404
                                                     ------------
ENERGY SOURCES
     YPF ADR                             133,960            4,580
                                                     ------------
METALS - STEEL
(a)  Acindar                             533,817            1,271
     Siderar 'A'                          44,587              189
     Siderar ADR                          26,849              913
                                                     ------------
                                                            2,373
                                                     ------------
TELECOMMUNICATIONS
     Telecom Argentina ADR                67,895            2,427
     Telefonica Argentina ADR            191,535            7,135
                                                     ------------
                                                            9,562
                                                     ------------
                                                           19,919
                                                     ------------
--------------------------------------------------------------------------------
BRAZIL (44.5%)
BANKING
     Banco Bradesco (Preferred)      385,158,000            3,796
(a,b)Banco Bradesco (Rights)         385,158,000               35
(a,b)Banco Nacional (Preferred)       95,420,000                4
(a)  Unibanco (Preferred) GDR            371,130           11,946
                                                     ------------
                                                           15,781
                                                     ------------
BUILDING MATERIALS & COMPONENTS
     Cia Cimento Portland Itau         3,721,000              717
                                                     ------------
CONSTRUCTION & HOUSING
(a)  Rossi Residencial GDR 144A          204,960              999
(a)  Rossi Residencial GDS               269,535            1,314
                                                     ------------
                                                            2,313
                                                     ------------
ENERGY SOURCES
     Petrobras (Preferred)            21,666,000            5,067
(a)  Petrobras ADR 144A                  129,515            3,092
                                                     ------------
                                                            8,159
                                                     ------------
MERCHANDISING
     Globex Utilidades (Preferred)        14,200               83
     Lojas Arapua (Preferred)         41,337,400              148
     Lojas Arapua (Preferred) ADR         20,775               70
     Lojas Renner (Preferred)         49,341,000            1,547
                                                     ------------
                                                            1,848
                                                     ------------
METALS - NON-FERROUS
     CVRD (Preferred)                    243,920            4,907
     CVRD (Preferred) ADR                177,960            3,503
(a,b)CVRD Bonus                          116,420               --
                                                     ------------
                                                            8,410
                                                     ------------
METALS - STEEL
     Gerdau (Preferred)              156,382,922            1,962
                                                     ------------
MULTI-INDUSTRY
     IVEN (Preferred)                  1,268,500              722
                                                     ------------
--------------------------------------------------------------------------------

TELECOMMUNICATIONS
(a)  CRT (Preferred) 'A'              21,656,005     U.S. $26,681
     Telebras (Preferred)            165,106,740           18,832
     Telebras (Preferred) ADR             78,302            9,117
                                                     ------------
                                                           54,630
                                                     ------------
TEXTILES & APPAREL
     Coteminas                         6,934,400            2,299
(a)  Coteminas ADR                        46,305              768
(a)  Encorpar                          8,492,000                6
                                                     ------------
                                                            3,073
                                                     ------------
UTILITIES - ELECTRICAL & GAS
     Cemig (Preferred)               115,136,000            5,002
     Cemig (Preferred) ADR                42,285            1,837
     Copel (Preferred) ADR                55,630              762
                                                     ------------
                                                            7,601
                                                     ------------
                                                          105,216
                                                     ------------
--------------------------------------------------------------------------------

CHILE (5.1%)
BEVERAGES & TOBACCO
     CCU ADR                             122,485            3,598
                                                     ------------
FINANCE
(a)  Citicorp-Chile Financiero Fund        3,942               76
                                                     ------------
MERCHANDISING
     Santa Isabel ADR                    234,104            4,097
                                                     ------------
UTILITIES - ELECTRICAL & GAS
     Chilectra ADR                       154,475            4,287
                                                     ------------
                                                           12,058
                                                     ------------
--------------------------------------------------------------------------------

COLOMBIA (1.3%)
BANKING
     Banco de Colombia                    10,373                3
                                                     ------------
BEVERAGES & TOBACCO
     Bavaria                             300,755            3,085
                                                     ------------
MULTI-INDUSTRY
     Corfivalle                                2                -@
                                                     ------------
                                                            3,088
                                                     ------------
--------------------------------------------------------------------------------

MEXICO (34.4%)
BANKING
(a)  Banacci 'B'                         825,690            2,474
(a)  Banacci 'L'                         645,651            1,666
(a)  Bancomer 'B'                        495,880              323
                                                     ------------
                                                            4,463
                                                     ------------

BEVERAGES & TOBACCO
     FEMSA 'B'                         1,327,220           10,670
     FEMSA ADR                            91,830              734
     Grupo Modelo 'C'                    137,425            1,153
     Panamco                              32,350            1,055

                                                     ------------
                                                           13,612
                                                     ------------
BROADCASTING & PUBLISHING
(a)  Televisa CPO GDR                    236,119            9,135
(a)  TV Azteca ADR                       341,406            7,703
                                                     ------------
                                                           16,838
                                                     ------------
--------------------------------------------------------------------------------


           The accompanying notes are an integral part of these statements.


                                          5

                                                                VALUE
                                                SHARES          (000)
--------------------------------------------------------------------------------

BUILDING MATERIALS & COMPONENTS
(a)  Cemex 'B'                            48,215     U.S.   $ 257
(a)  Cemex 'B' ADR                       173,497            1,844
(a)  Cemex CPO                           739,373            3,348
                                                     ------------
                                                            5,449
                                                     ------------
FOREST PRODUCTS & PAPER
     Kimberly                          1,993,934            9,475
                                                     ------------
MERCHANDISING
     Cifra 'C'                         1,296,082            2,910
     Cifra 'V' ADR                         3,556               87
     Cifra' V'                           884,745            2,176
                                                     ------------
                                                            5,173
                                                     ------------
RECREATION, OTHER CONSUMER GOODS
(a)  Blockbuster de Mexico ADR            40,000                8
(a)  Interamericana                      149,885            1,164
                                                     ------------
                                                            1,172
                                                     ------------
RETAIL - MAJOR DEPARTMENT STORES
     Soriana 'B'                       1,758,305            7,788
                                                     ------------

TELECOMMUNICATIONS
     Telmex 'L' ADR                      307,073           17,215
                                                     ------------
                                                           81,185
                                                     ------------
--------------------------------------------------------------------------------

PERU (1.7%)
BANKING
     Banco Wiese ADR                     134,620              673
                                                     ------------
TELECOMMUNICATIONS
     Tel Peru 'B' ADR                    139,496            3,252
                                                     ------------
                                                            3,925
                                                     ------------
--------------------------------------------------------------------------------
VENEZUELA (1.8%)
BUILDING MATERIALS & COMPONENTS
     Sivensa ADR                         205,610              860
                                                     ------------
TELECOMMUNICATIONS
     CANTV ADR                            55,775            2,322
                                                     ------------
UTILITIES - ELECTRICAL & GAS
     Electricidad de Caracas             960,435            1,152
                                                     ------------
                                                            4,334
                                                     ------------
--------------------------------------------------------------------------------

TOTAL COMMON STOCKS
 (Cost U.S.$214,322)                                      229,725
                                                     ------------
--------------------------------------------------------------------------------
                                            FACE
                                          AMOUNT
                                           (000)
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS (3.2%)
--------------------------------------------------------------------------------

CHILE (0.3%)
TIME DEPOSIT
     Citibank 6.00%, 3/2/98       CLP    326,700     U.S.   $ 752
                                                     ------------
--------------------------------------------------------------------------------
                                            FACE
                                          AMOUNT         VALUE
                                           (000)         (000)
--------------------------------------------------------------------------------
UNITED STATES (2.9%)
REPURCHASE AGREEMENT
     Chase Securities, Inc., 5.95%,
      dated 12/31/97, due 1/2/98,
      to be repurchased at U.S.
      $6,740, collateralized by
      U.S.$6,805, United States
      Treasury Notes, 5.625%,
      due 2/15/06, valued at
      U.S.$6,875                     U.S.$ 6,738     U.S. $ 6,738
                                                     ------------
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
     (Cost U.S.$7,480)                                      7,490
                                                     ------------
--------------------------------------------------------------------------------
FOREIGN CURRENCY ON DEPOSIT WITH CUSTODIAN (0.8%)
     Argentine Peso                 ARP      104              104
     Chilean Peso                   CLP       20               -@
     Colombian Peso                 COP  653,274              504
     Mexican Peso                   MXP       14                2
     Peruvian New Sol               PSS    3,519            1,291
     Venezuelan Bolivar             VEB   22,727               45
                                                     ------------
     (Cost U.S.$1,986)                                      1,946
                                                     ------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.2%)
     (Cost U.S. $223,788)                                 239,161
                                                     ------------
--------------------------------------------------------------------------------
OTHER ASSETS (0.9%)
     Receivable for Investments Sold U.S.$ 1,591
     Dividends Receivable                    360
     Interest Receivable                       3
     Other Assets                             44            1,998
                                     -----------     ------------
--------------------------------------------------------------------------------
LIABILITIES (-2.1%)
     Deferred Chilean Taxes                                   (14)
     Payable For:
          Investments Purchased           (3,769)
          Chilean Taxes                     (624)
          Investment Advisory Fees          (208)
          Professional Fees                  (76)
          Custodian Fees                     (49)
          Shareholder Reporting Expenses     (40)
          Director's Fees and Expenses       (37)
          Administrative Fees                (33)
          Bank Overdraft                      (3)
     Other Liabilities                       (46)          (4,885)
                                     -----------    -------------
--------------------------------------------------------------------------------
NET ASSETS (100%)
     Applicable to 11,617,984,
      issued and outstanding
      U.S.$0.01 par value
      shares (100,000,000 shares
      authorized)                                   U.S.$ 236,260
                                                    -------------
--------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE                           U.S.$   20.34
                                                    -------------

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                           AMOUNT
                                                             (000)
--------------------------------------------------------------------------------
AT DECEMBER 31, 1997, NET ASSETS CONSISTED OF:
--------------------------------------------------------------------------------
     Common Stock                                  U.S.$      116
     Capital Surplus                                      152,705
     Accumulated Net Investment Loss                         (539)
     Accumulated Net Realized Gain                         68,623
     Unrealized Appreciation on Investments
      and Foreign Currency Translations                    15,355
--------------------------------------------------------------------------------
TOTAL NET ASSETS                                   U.S.$  236,260

--------------------------------------------------------------------------------
     (a)  - Non-income producing
     (b) - Securities valued at fair value - see note A-1 to financial statements.
       @  - Value is less than U.S.$500.
     144A - Certain conditions for public sale may exist.
     ADR  - American Depositary Receipt
     GDR  - Global Depositary Receipt
     GDS  - Global Depositary Shares

--------------------------------------------------------------------------------

DECEMBER 31, 1997 EXCHANGE RATES:
--------------------------------------------------------------------------------
ARP       Argentine Peso                      1.000 = U.S. $ 1.00
BRL       Brazilian Real                      1.116 = U.S. $ 1.00
CLP       Chilean Peso                      438.500 = U.S. $ 1.00
COP       Colombian Peso                  1,296.650 = U.S. $ 1.00
MXP       Mexican Peso                        8.060 = U.S. $ 1.00
PSS       Peruvian New Sol                    2.726 = U.S. $ 1.00
VEB       Venezuelan Bolivar                504.300 = U.S. $ 1.00

--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY INDUSTRY
CLASSIFICATION - DECEMBER 31, 1997 (Unaudited)

                                                          PERCENT
                                             VALUE        OF NET
INDUSTRY                                     (000)        ASSETS
--------------------------------------------------------------------------------

Banking                             U.S.$   24,324           10.3%
Beverages & Tobacco                         20,295            8.6
Broadcasting & Publishing                   16,838            7.1
Building Materials & Components              7,026            3.0
Construction & Housing                       2,313            1.0
Energy Sources                              12,739            5.4
Finance                                         76            0.0
Forest Products & Paper                      9,475            4.0
Merchandising                               11,118            4.7
Metals - Non-Ferrous                         8,410            3.6
Metals - Steel                               4,335            1.8
Multi-Industry                                 722            0.3
Recreation, Other Consumer Goods             1,172            0.5
Retail - Major Department Stores             7,788            3.3
Telecommunications                          86,981           36.8
Textiles & Apparel                           3,073            1.3
Utilities - Electrical & Gas                13,040            5.5
Other                                        9,436            4.0
                                   ---------------         ------
                                    U.S.$  239,161          101.2%
                                   ---------------         ------
                                   ---------------         ------

--------------------------------------------------------------------------------

SUMMARY OF TOTAL INVESTMENTS BY COUNTRY -
DECEMBER 31, 1997 (Unaudited)

                                                          PERCENT
                                             VALUE        OF NET
COUNTRY                                      (000)        ASSETS
--------------------------------------------------------------------------------
Argentina                           U.S.$   19,919            8.4%
Brazil                                     105,216           44.5
Chile                                       12,810            5.4
Colombia                                     3,088            1.3
Mexico                                      81,185           34.4
Peru                                         3,925            1.7
United States (short-term investments)       6,738            2.9
Venezuela                                    4,334            1.8
Other                                        1,946            0.8
                                   ---------------         ------
                                    U.S.$  239,161          101.2%
                                   ---------------         ------
                                   ---------------         ------

--------------------------------------------------------------------------------


   The accompanying notes are an integral part of these financial statements.

                                                                                                                    YEAR ENDED
                                                                                                                 DECEMBER 31, 1997
STATEMENT OF OPERATIONS                                                                                                (000)
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$ 3,589
     Interest. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              332
     Less: Foreign Taxes Withheld. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               (7)
------------------------------------------------------------------------------------------------------------------------------------
       Total Income. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,914
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES
     Investment Advisory Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            2,577
     Custodian Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              373
     Country Tax Expense . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              340
     Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              251
     Brazilian Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              117
     Professional Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              109
     Shareholder Reporting Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               72
     Chilean Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               45
     Annual Meeting and Proxy Expenses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               34
     Directors' Fees and Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               33
     Amortization of Organization Costs. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               32
     Colombian Administrative Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               29
     Transfer Agent Fees . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               11
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               52
------------------------------------------------------------------------------------------------------------------------------------
       Total Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            4,075
------------------------------------------------------------------------------------------------------------------------------------
          Net Investment Loss. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (161)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN (LOSS)
     Investment Securities Sold. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           70,117
     Foreign Currency Transactions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             (436)
------------------------------------------------------------------------------------------------------------------------------------
       Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .           69,681
------------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION
     Appreciation on Investments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,231
     Appreciation on Foreign Currency Translations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .               64
------------------------------------------------------------------------------------------------------------------------------------
       Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . . . . . . . . . .            3,295
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED GAIN AND CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION . . . . . . . . . . . . . . . . . . . . .           72,976
------------------------------------------------------------------------------------------------------------------------------------
     NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS. . . . . . . . . . . . . . . . . . . . . . . . . . .      U.S.$72,815
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


                                                                                                 YEAR ENDED          YEAR ENDED
                                                                                             DECEMBER 31, 1997   DECEMBER 31, 1996
STATEMENT OF CHANGES IN NET ASSETS                                                                 (000)               (000)
------------------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
     Net Investment Income (Loss). . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$   (161)       U.S.$  2,059
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         69,681              39,591
     Change in Unrealized Appreciation/Depreciation. . . . . . . . . . . . . . . . . . . . .          3,295              17,387
------------------------------------------------------------------------------------------------------------------------------------
     Net Increase in Net Assets Resulting from Operations. . . . . . . . . . . . . . . . . .         72,815              59,037
------------------------------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS:
     Net Investment Income . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .             --              (1,816)
     Net Realized Gain . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,141)            (13,255)
------------------------------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         (8,141)            (15,071)
------------------------------------------------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS:
     Offering Costs on Rights Offering . . . . . . . . . . . . . . . . . . . . . . . . . . .             --                   4
------------------------------------------------------------------------------------------------------------------------------------
     Total Increase. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         64,674              43,970

NET ASSETS:
     Beginning of Period . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .        171,586             127,616
------------------------------------------------------------------------------------------------------------------------------------
     End of Period (including accumulated net investment loss of U.S.$539 and U.S.$680,
       respectively.). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   U.S.$236,260        U.S.$171,586
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------


   The accompanying notes are an integral part of the financial statements.

FINANCIAL HIGHLIGHTS


                                                                      Year Ended December 31,
                                                   ------------------------------------------------------------

SELECTED PER SHARE DATA AND
RATIOS:                                                   1997               1996               1995
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . .  U.S.$      14.77    U.S.$     10.98     U.S.$    17.16
---------------------------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . .                 -                  -              (0.07)
---------------------------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . .             (0.01)              0.18               0.05
Net Realized and Unrealized Gain (Loss) on
  Investments. . . . . . . . . . . . . . . . . . .              6.28               4.91              (4.63)
---------------------------------------------------------------------------------------------------------------
     Total from Investment Operations. . . . . . .              6.27               5.09              (4.58)
---------------------------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . .                 -              (0.16)                 -
  Net Realized Gain. . . . . . . . . . . . . . . .             (0.70)             (1.14)             (0.44)
  In Excess of Net Realized Gain . . . . . . . . .                 -                  -              (0.01)
---------------------------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . .             (0.70)             (1.30)             (0.45)
---------------------------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from
  Capital Shares Transactions  . . . . . . . . . .                 -                  -              (1.08)++
---------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . .  U.S.$      20.34    U.S.$     14.77     U.S.$    10.98
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . .  U.S.$      17.94    U.S.$     12.50     U.S.$     9.88
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . . .            49.08%              38.50%            (38.78)%+++
  Net Asset Value (1). . . . . . . . . . . . . . .            43.06%              47.19%            (27.61)%+++
---------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands)  . . . . . .   U.S.   $236,260    U.S.$   171,586     U.S.$  127,616
---------------------------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . . .              1.82%              1.81%              2.17%
Ratio of Net Investment Income to Average Net
  Assets . . . . . . . . . . . . . . . . . . . . .             (0.07)%             1.24%              0.31%
Portfolio Turnover Rate. . . . . . . . . . . . . .               259%               186%               122%
Average Commission Rate (2):
  Per Share. . . . . . . . . . . . . . . . . . . .  U.S.$     0.0007    U.S.$    0.0004                N/A
  As a Percentage of Trade Amount. . . . . . . . .              0.28%              0.31%               N/A
---------------------------------------------------------------------------------------------------------------




                                                          1994                  1993
                                                  -----------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD . . . . . . . U.S.$      23.31      U.S.$        15.23
-------------------------------------------------------------------------------------------
Offering Costs . . . . . . . . . . . . . . . . . .               -                   (0.06)
-------------------------------------------------------------------------------------------
Net Investment Income (Loss) . . . . . . . . . . .           (0.18)                   0.04
Net Realized and Unrealized Gain (Loss) on
  Investments. . . . . . . . . . . . . . . . . . .           (0.25)                   9.84
-------------------------------------------------------------------------------------------
     Total from Investment Operations. . . . . . .           (0.43)                   9.88
-------------------------------------------------------------------------------------------
Distributions:
  Net Investment Income. . . . . . . . . . . . . .            0.00#                      -
  Net Realized Gain. . . . . . . . . . . . . . . .           (5.74)                      -
  In Excess of Net Realized Gain . . . . . . . . .               -                       -
-------------------------------------------------------------------------------------------
     Total Distributions . . . . . . . . . . . . .           (5.74)                      -
-------------------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value from
  Capital Shares Transactions  . . . . . . . . . .            0.02+                   (1.74)++
-------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD . . . . . . . . . . U.S.$      17.16      U.S.$        23.31
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
PER SHARE MARKET VALUE, END OF PERIOD  . . . . . . U.S.$      18.25      U.S.$        27.13
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
TOTAL INVESTMENT RETURN:
  Market Value . . . . . . . . . . . . . . . . . .           (8.75)                 121.17%+++
  Net Asset Value (1). . . . . . . . . . . . . . .           (0.14)%                 65.36%+++
-------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------
RATIOS, SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------
Net Assets, End of Period (Thousands)  . . . . . . U.S.$    135,273      U.S.$      180,348
-------------------------------------------------------------------------------------------
Ratio of Expenses to Average Net Assets  . . . . .            2.15%                   2.23%
Ratio of Net Investment Income to Average Net
  Assets . . . . . . . . . . . . . . . . . . . . .           (0.77)%                 0.22%
Portfolio Turnover Rate. . . . . . . . . . . . . .              70%                    56%
Average Commission Rate (2):
  Per Share. . . . . . . . . . . . . . . . . . . .             N/A                    N/A
  As a Percentage of Trade Amount. . . . . . . . .             N/A                    N/A
-------------------------------------------------------------------------------------------



   #  Amount is less than U.S.$0.01 per share.
   +  Increase due to shares issued from reinvestment of distributions.
  ++  Decrease due to shares issued through Rights Offering.
 +++ This return excludes the effect of the rights issued in connection with the Rights Offering.
 (1) Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.
 (2) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose the average commission rate per share it paid for portfolio trades on which commissions were charged.


     The accompanying notes are an integral part of the financial statements.

NOTES TO FINANCIAL STATEMENT
DECEMBER 31, 1997
--------------------------------------------------------------------------------

     The Latin American Discovery Fund, Inc. (the "Fund") was incorporated on November 12, 1991 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments primarily in equity securities.

A. The following significant accounting policies are in conformity with generally accepted accounting principles for investment companies. Such policies are consistently followed by the Fund in the preparation of its financial statements. Generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1. SECURITY VALUATION: In valuing the Fund's assets, all listed securities, including purchased options, for which market quotations are readily available are valued at the last sales price on the valuation date, or if there was no sale on such date at the mean between the current bid and asked prices. Securities which are traded over-the-counter are valued at the average of the mean of current bid and asked prices obtained from reputable brokers. Short-term securities which mature in 60 days or less are valued at amortized cost. All other securities and assets for which market values are not readily available (including investments which are subject to limitations as to their sale) are valued at fair value as determined in good faith by the Board of Directors ("the Board"), although the actual calculations may be done by others.

2. TAXES: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for U.S. Federal income taxes is required in the financial statements.

     The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned.

3. REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, a bank as custodian for the Fund takes possession of the underlying securities, with a market value at least equal to the amount of the repurchase transaction, including principal and accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to determine the adequacy of the collateral. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the counter-party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

4. FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and asked prices of such currencies against U.S. dollars last quoted by a major bank as follows:

     - investments, other assets and liabilities at the prevailing rates of exchange on the valuation date;

     - investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

     Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

     Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Net Assets. The change in unrealized currency gains (losses) for the period is reflected in the Statement of Operations.

The Fund intends to use derivatives more actively than it has in the past. The Fund intends to engage in transactions in futures contracts on foreign currencies, stock indices, as well as in options, swaps and structured notes. Consistent with the Fund's investment objectives and policies, the Fund intends to use derivatives for non-hedging as well as hedging purposes.

Following is a description of derivative instruments and their associated risks that the Fund intends to utilize:

5.   FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:   The Fund may enter into
     forward foreign currency exchange contracts generally to attempt to protect securities and related receivables and payables against changes in future foreign exchange rates and, in certain situations, to gain exposure to a foreign currency. A foreign currency exchange contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized gain or loss. The Fund records realized gains or losses when the contract is closed equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and is generally limited to the amount of unrealized gain on the contracts, if any, at the date of default. Risks may also arise from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

6. PURCHASED OPTIONS: The Fund may purchase call and put options on listed securities or securities traded over the counter. The Fund may purchase call options on securities to protect against an increase in the price of the underlying security. The Fund may purchase put options on securities to protect against a decline in the value of the underlying security. Possible losses from purchased options cannot exceed the total amount invested. Realized gains or losses on purchased options are included with net gain
     (loss) on investment securities sold in the financial statements.

7. FORWARD COMMITMENTS AND WHEN-ISSUED/DELAYED DELIVERY SECURITIES: The Fund may make forward commitments to purchase or sell securities. Payment and delivery for securities which have been purchased or sold on a forward commitment basis can take place a month or more (not to exceed 120 days) after the date of the transaction. Additionally, the Fund may purchase securities on a when-issued or delayed delivery basis. Securities purchased on a when-issued or delayed delivery basis are purchased for delivery beyond the normal settlement date at a stated price and yield, and no income accrues to the Fund on such securities prior to delivery. When the Fund enters into a purchase transaction on a when-issued or delayed delivery basis, it either establishes a segregated account in which it maintains liquid assets in an amount at least equal in value to the Fund's commitments to purchase such securities or denotes such securities on the custody statement for its regular custody account. Purchasing securities on a forward commitment or when-issued or delayed-delivery basis may involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery.

8.   SWAP AGREEMENTS:   The Fund may enter into swap agreements to exchange the
     return generated by one security, instrument or basket of instruments for the return generated by another security, instrument or basket of instruments. The following summarizes swaps which may be entered into by the Fund:

     INTEREST RATE SWAPS: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. Net periodic interest payments to be received or paid are accrued daily and are recorded in the Statement of Operations as an adjustment to interest income. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations.

     TOTAL RETURN SWAPS: Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively. Total return swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gains or losses in the Statement of Operations. Periodic payments received or made at the end of each measurement period, but prior to termination, are recorded as realized gains or losses in the Statement of Operations.

     Realized gains or losses on maturity or termination of interest rate and total return swaps are presented in the Statement of Operations. Because there is no organized market for these swap agreements, the value reported in the Statement of Net Assets may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks may arise upon entering into these agreements from the potential inability of the counterparties to meet the terms of the agreements and are generally limited to the amount of net interest payments to be received and/or favorable movements in the value of the un-derlying security, instrument or basket of instruments, if any, at the date of default.

9. STRUCTURED SECURITIES: The Fund may invest in interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with or purchase by an entity of specified instruments and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. Structured Securities, invested in by the Fund, generally will have credit risk equivalent to that of the underlying instruments. Structured Securities are typically sold in private placement transactions with no active trading market. Investments in structured securities may be more volatile than their underlying instruments, however, any loss is limited to the amount of the original investment.

10. OVER-THE-COUNTER TRADING: Derivative instruments that may be purchased or sold by the Fund are expected to regularly consist of instruments not traded on an exchange. The risk of nonperformance by the obligor on such an instrument may be greater, and the ease with which the Fund can dispose of or enter into closing transactions with respect to such an instrument may be less, than in the case of an exchange-traded instrument. In addition, significant disparities may exist between bid and asked prices for derivative instruments that are not traded on an exchange. Derivative instruments not traded on exchanges are also not subject to the same type of government regulation as exchange traded instruments, and many of the protections afforded to participants in a regulated environment may not be available in connection with such transactions.

11. OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses on the sale of investment securities are determined on the specific identified cost basis. Interest income is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividend) net of applicable withholding taxes where recovery of such taxes is not reasonably assured. Distributions to shareholders are recorded on the ex-date.

     The amount and character of income and capital gain distributions to be paid are determined in accordance with Federal income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatments for foreign currency transactions, net operating losses, foreign taxes on net realized gains and gains on certain securities of corporations designated as "passive foreign investment companies". These differences are also primarily due to differing book and tax treatments of the timing of the recognition of losses on securities and the timing of the deductibility of certain foreign taxes.

     Permanent book and tax basis differences relating to shareholder distributions may result in reclassifications to undistributed net investment income (loss), accumulated net realized gain (loss) and capital surplus.

     Adjustments for permanent book-tax differences, if any, are not reflected in ending undistributed net investment income (loss) for the purpose of calculating net investment income (loss) per share in the financial highlights.

B. Morgan Stanley Asset Management Inc. (the "Adviser") provides investment advisory services to the Fund under the terms of an Investment Advisory Agreement (the "Agreement"). Under the Agreement, the Adviser is paid a fee computed weekly and payable monthly at the annual rate of 1.15% of the Fund's average weekly net assets.

C. The Chase Manhattan Bank, through its affiliate Chase Global Funds Services Company (the "Administrator"), provides administrative services to the Fund under an Administration Agreement. Under the Administration Agreement, the Administrator is paid a fee computed weekly and payable monthly at an annual rate of .08% of the Fund's average weekly net assets, plus $65,000 per annum. In addition, the Fund is charged certain out-of-pocket expenses by the Administrator. The Chase Manhattan Bank acts as custodian for the Fund's assets held in the United States.

D. Unibanco-Uniao de Bancos Brasileiros S.A. (the "Brazilian Administrator") provides administrative services to the Fund under the terms of an Administration Agreement and is paid a fee computed weekly and payable monthly at an annual rate of .125% of the Fund's average weekly net assets invested in Brazil. Bice Chileconsult Agente de Valores S.A. (the "Chilean Administrator") provides administrative services to the Fund under the terms of a separate Administration Agreement and is paid an annual fee, computed weekly and payable monthly equal to the greater of .25% of the Fund's average weekly net assets invested in Chile or $20,000. Cititrust S.A. (the "Colombian Administrator") provides administrative services to the Fund and is paid a fee computed weekly and payable monthly at an annual rate of .25% of the Fund's average weekly net assets invested in Colombia.

E. Morgan Stanley Trust Company (the "International Custodian"), an affiliate of the Adviser, acts as custodian for the Fund's assets held outside the United States in accordance with a Custody Agreement. Custody fees are payable monthly based on assets under custody, investment purchase and sales activity, plus an account maintenance fee, plus reimbursement for certain out-of-pocket expenses. Investment transaction fees vary by country and security type. During the year ended December 31,1997, the Fund incurred custodian fees of $324,000 with the International Custodian, of which $49,000 was payable to the International Custodian at December 31, 1997. In addition, for the year ended December 31,1997, the Fund has incurred interest expense of $43,000, on balances with the International Custodian.

F. During the year ended December 31, 1997, the Fund made purchases and sales totaling approximately $557,188,000 and $574,930,000, respectively, of investment securities other than long-term U.S. Government securities and short-term investments. There were no purchases or sales of long-term U.S. Government securities. During the year ended December 31, 1997, the Fund placed a portion of its portfolio transactions with affiliated broker/dealers. Accordingly, the Fund incurred brokerage commissions of $129,000 with Morgan Stanley & Co. Incorporated, an affiliate of the Adviser, for the year ended December 31, 1997.

At December 31, 1997, the U.S. Federal income tax cost basis of securities was $228,808,000 and, accordingly, net unrealized appreciation for U.S. Federal income tax purposes was $8,407,000 of which $26,764,000 related to appreciated securities and $18,357,000 related to depreciated securities. For the year ended December 31, 1997, the Fund expects to defer to January 1, 1998 for U.S. Federal income tax purposes, post-October currency losses of $47,000 and post-October capital losses of $1,837,000.

G. In connection with its organization the Fund incurred $308,000 of organization costs. The organization costs were amortized on a straight-line basis over a five year period beginning June 23, 1992, the date the Fund commenced operations.

H. The Fund issued to its shareholders of record as of the close of business on September 12, 1995 transferable rights to subscribe for up to an aggregate of 3,100,000 shares of Common Stock of the Fund at a rate of one share of Common Stock for three Rights held at the subscription price of $9.00 per share. During September and October 1995, the Fund issued, in total, 3,100,000 shares of Common Stock on exercise of such Rights. Rights offering costs of $460,000 were charged directly against the proceeds of the Offering. The Fund was advised that Morgan Stanley & Co. Incorporated received commissions of $825,000 and reimbursement of its expenses of $100,000 in connection with its participation in the Rights Offering.

I. A significant portion of the Fund's net assets consist of securities denominated in Latin American currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. Latin American securities are often subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States. In addition, Latin American securities maybe subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty.

J. Each Director of the Fund who is not an officer of the Fund or an affiliated person as defined under the Investment Company Act of 1940, as amended, may elect to participate in the Directors' Deferred Compensation Plan (the "Plan"). Under the Plan, such Directors may elect to defer payment of a percentage of their total fees earned as a Director of the Fund. These deferred portions are treated, based on an election by the Director, as if they were either invested in the Fund's shares or invested in U.S. Treasury Bills, as defined under the Plan. The deferred fees payable under the Plan, at December 31, 1997, totaled $31,000 and are included in Payable for Directors' Fees and Expenses on the Statement of Net Assets.

K. During December 1997, the Board declared a distribution of $6.66 per share, derived from net realized gains, payable on January 9, 1998, to shareholders of record on December 31, 1997.

--------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (UNAUDITED):

     For the year ended December 31, 1997, the Fund designates $16,490,000 as long-term capital gain at the 28% tax bracket and $2,348,000 at the 20% tax bracket.


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

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Board of Directors of The Latin American Discovery Fund, Inc.

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin American Discovery Fund, Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodians and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York 10036

February 18, 1998

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), each shareholder will be deemed to have elected, unless Boston Equiserve (the "Plan Agent") is otherwise instructed by the shareholder in writing, to have all distributions automatically reinvested in Fund shares. Participants in the Plan have the option of making additional voluntary cash payments to the Plan Agent, annually, in any amount from $100 to $3,000, for investment in Fund shares.

     Dividend and capital gain distributions will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value. If net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a dividend or capital gain distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

     The Plan Agent's fees for the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. A participant will also pay brokerage commissions incurred on purchases made by voluntary cash payments. Although shareholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

     In the case of shareholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the shareholder as representing the total amount registered in the shareholder's name and held for the account of beneficial owners who are participating in the Plan.

     Shareholders who do not wish to have distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and shareholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

                                   The Latin American Discovery Fund, Inc.
                                   Boston Equiserve
                                   Dividend Reinvestment and Cash Purchase Plan
                                   P.O. Box 1681
                                   Boston, MA 02105
                                   1-800-730-6001


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